Exhibit 3.2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: January 7, 2022 06:16 PM Pacific Time

Incorporation Number:	BC0886671

Recognition Date and Time: Incorporated on July 26, 2010 11:01 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

MIND MEDICINE (MINDMED) INC.

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1055 WEST HASTINGS STREET	1055 WEST HASTINGS STREET
SUITE 1700	SUITE 1700
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1055 WEST HASTINGS STREET	1055 WEST HASTINGS STREET
SUITE 1700	SUITE 1700
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

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DIRECTOR INFORMATION
Last Name, First Name, Middle Name:
Barrow, Robert
Mailing Address:	Delivery Address:
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Last Name, First Name, Middle Name:
Vinson, Sarah Yvonne
Mailing Address:	Delivery Address:
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Last Name, First Name, Middle Name:
Krebs, Andreas
Mailing Address:	Delivery Address:
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Last Name, First Name, Middle Name:
Vallone, Carol
Mailing Address:	Delivery Address:
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Last Name, First Name, Middle Name:
Halperin Wernli, Miriam
Mailing Address:	Delivery Address:
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Last Name, First Name, Middle Name:
Makes, Brigid Ann
Mailing Address:	Delivery Address:
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RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

February 24, 2020

May 27, 2021

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	SUBORDINATE VOTING Shares	Without Par Value

Without Special Rights or
Restrictions attached

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

2.	No Maximum	MULTIPLE VOTING Shares	Without Par Value

With Special Rights or
Restrictions attached

_ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

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